SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549

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                                  FORM 8-K
           CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                      SECURITIES EXCHANGE ACT OF 1934

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                     August 22, 2001 (August 21, 2001)
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              Date of Report (Date of earliest event reported)

                            ScreamingMedia Inc.
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           (Exact Name of Registrant as Specified in its Charter)

       Delaware              000-30309                13-4042678
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     (State or Other    (Commission File No.)      (I.R.S. Employer
     Jurisdiction of                                Identification
      Incorporation)                                     No.)

       601 West 26th Street
       13th Floor
       New York, NY                               10001
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     (Address of Principal                     (Zip Code)
       Executive Offices)

                               (212) 691-7900
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            (Registrant's telephone number, including area code)

                                    None
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       (Former Name or Former Address, if Changed Since Last Report)





Item 2.  Acquisition or Disposition of Assets

         Except as expressly indicated or unless the context otherwise requires, "ScreamingMedia", "we", "our", or "us" means ScreamingMedia Inc., a Delaware corporation, and its subsidiaries.

         On August 21, 2001, we completed our acquisition of Stockpoint, Inc., a leading provider of online financial applications, investment analysis tools and market information ("Stockpoint"), through the merger of our wholly-owned subsidiary with and into Stockpoint, with Stockpoint surviving as our wholly-owned subsidiary (the "Merger"). The Merger creates the world's leading provider of customized content and technology solutions. Stockpoint's shareholders approved the acquisition on August 17, 2001.

         The value of the Merger, based on ScreamingMedia's closing stock price on August 21, 2001, is approximately $22.6 million. ScreamingMedia has acquired all outstanding shares of Stockpoint in exchange for approximately 4.1 million shares of ScreamingMedia stock; 350,000 warrants with an exercise price of $6.00 each; and $1.1 million in cash. Additionally, ScreamingMedia retired $6.0 million of Stockpoint's existing debt and offered to repay $5.9 million of Stockpoint's debentures in advance of their due date. Any of the Stockpoint debentures that are not prepaid will remain due in September 2002.

         A copy of the press release announcing the completion of the transaction is attached as Exhibit 99.1 to this report and incorporated by reference herein. The press release should be read in conjunction with the note regarding forward-looking statements which is included in the text of the press release.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

         (a)      Financial Statements of Business Acquired

         The financial information required by this Item 7(a) will be filed by an amendment to this Form 8-K not later than 60 days after September 5, 2001, the date that this report was required to be filed.

         (b)      Pro Forma Financial Statements

         The financial information required by this Item 7(a) will be filed by an amendment to this Form 8-K not later than 60 days after September 5, 2001, the date that this report was required to be filed.

        (c)      Exhibits

Exhibit 2.1 Agreement and Plan of Merger among Stockpoint, Inc., ScreamingMedia Inc. and SCRM Merger Corp., dated as of July 23, 2001 (incorporated by reference to Exhibit 2.1 of the Registrant's Current Report on Form 8-K filed with the SEC on July 24, 2001)

Exhibit 99.1                        Press Release dated August 21, 2001:
                                    ScreamingMedia Completes Acquisition
                                    of Stockpoint

                                 SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          SCREAMINGMEDIA INC.


                                          By: /s/ David Obstler
                                          -----------------------------------
                                          David Obstler
                                          Chief Financial Officer and Treasurer

Date:  August 22, 2001

                               EXHIBIT INDEX


        Exhibit No.        Description

        2.1 Agreement and Plan of Merger among Stockpoint, Inc., ScreamingMedia Inc. and SCRM Merger Corp., dated as of July 23, 2001 (incorporated by reference to Exhibit 2.1 of the Registrant's Current Report on Form 8-K filed with the SEC on July 24, 2001)

        99.1               Press Release dated August 21, 2001:
                           ScreamingMedia Completes Acquisition of Stockpoint